UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: September 30, 2004

                         _______________

                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


EOG RESOURCES, INC.

Item 7.01  Regulation FD Disclosure.

I. Updated Barnett Shale Acreage Position

     To date, EOG has leased approximately 325,000 net acres in the non-core Barnett Shale area located in North Central Texas (with the core area defined primarily as western Denton and eastern Wise counties). While EOG has continued to drill successful wells in the Barnett Shale through the use of 3-D seismic and horizontal drilling techniques, significant production growth or reserve additions are not anticipated from the Barnett Shale until 2005 and beyond.

II.  Production Growth Targets for 2004, 2005 and 2006

     EOG is raising its previously announced 2004 total company production growth target from 8 percent to 9 percent. The individual growth targets for 2004, 2005 and 2006 are now 9 percent, 14 percent and 8 percent, respectively.

III. Capital Expenditure Budget

     For 2005, EOG's preliminary estimated capital expenditure budget is approximately $1.4 billion, excluding acquisitions.

IV. Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports and changes in demand or prices for ammonia or methanol; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the availability and cost of drilling rigs, experienced drilling crews and tubular steel; the availability of pipeline transportation capacity; the extent to which EOG can replicate on its other Barnett Shale acreage the results of its most recent Barnett Shale wells; the results of wells yet to be drilled that are necessary to test whether substantial Barnett Shale acreage positions in Erath, Somervell, Hood, Jack, Palo Pinto and Hill Counties, Texas, contain suitable drilling prospects; whether EOG is successful in its efforts to more densely develop its acreage in the Barnett Shale and other production areas; political developments around the world; acts of war and terrorism and responses to these acts; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: September 30, 2004      By: /s/TIMOTHY K. DRIGGERS
                                  Timothy K. Driggers
                                  Vice President and Chief
                                  Accounting Officer
                                  (Principal Accounting Officer)